SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549




FORM 8-K

CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report:  April 6, 2001




PG&E Corporation
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(Exact Name of Registrant as Specified in its Charter)



California                1-12609          94-3234914
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(State or other Jurisdiction    (Commission       (IRS Employer
 of Incorporation)               File Number)      Identification No.)




PG&E Corporation
One Market, Spear Tower, Suite 2400
San Francisco, California 94105
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(Address of principal executive offices) (Zip Code)


(415) 267-7000
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(Registrant's telephone number, including area code)



Item 5.  Other Events.

Pacific Gas and Electric Company Bankruptcy

On April 6, 2001, Pacific Gas and Electric Company (Utility), the California subsidiary of PG&E Corporation, filed a voluntary petition for relief under the provisions of Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Northern District of California, Case No. _______________. Pursuant to Chapter 11 of the U.S. Bankruptcy Code, the Utility retains control of its assets and is authorized to operate its business as a debtor in possession while being subject to the jurisdiction of the Bankruptcy Court.

                                SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              PG&E CORPORATION


                              By:  CHRISTOPHER P. JOHNS
                                  -----------------------------
                                  CHRISTOPHER P. JOHNS
                                  Vice President and Controller





Dated:  April 6, 2001